SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 26, 2004
(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50126 (Commission File Number)	33-0865080 (IRS Employer Identification No.)

One Venture, 3rd Floor, Irvine, California (Address of principal executive offices)	92618 (Zip Code)

(949) 585-7500 (Registrant’s telephone number, including area code) Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit 99.1 Text of April 26, 2004 Earnings Conference Call.

Item 12. Results of Operations and Financial Condition.

On April 26, 2004 Commercial Capital Bancorp, Inc. (the “Company”) held a conference call and simultaneous webcast with analysts and investors discussing the Company’s first quarter 2004 earnings and performance. A transcript of the call is attached as exhibit 99.1 to this 8-K.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.
By:	/s/ Stephen H. Gordon ————————— Stephen H. Gordon Chairman of the Board and Chief Executive Officer

Date: April 29, 2004